UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest reported event): July 25, 2011
Commission File No. 001-33399
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COMVERGE, INC.
(Exact name of registrant as specified in its charter)
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DELAWARE	22-3543611
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

5390 Triangle Parkway, Suite 300
Norcross, Georgia 30092
(Address of Principal Executive offices) (Zip Code)

Registrant's telephone number, including area code: (678) 392-4954
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 25, 2011, Comverge, Inc. (the “Company”) issued a press release announcing its preliminary results of operations for the second quarter ended June 30, 2011 and a corporate repositioning initiative. The Company will release final results of operations for the second quarter ended June 30, 2011 on August 4, 2011 and will host a conference call the same day to further discuss the financial results of the quarter. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information pursuant to Item 2.02 in this Current Report on Form 8-K, including the attached exhibit, is being filed under the Securities Exchange Act of 1934, as amended, and as such, will be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated July 25, 2011 (filed herewith).

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release are not and do not constitute historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. These forward looking statements include projected revenue ranges, projected net loss and diluted earnings per share ranges, projected contracted revenues, expected reductions in annual costs and expenses, corresponding future growth associated with the repositioning initiative, expectations regarding achieving profitability in the future and certain assumptions upon which such forward-looking statements are based. Additionally, the anticipated results in this Current Report on Form 8-K are based on management's preliminary analysis of operations for the quarter ended June 30, 2011 and not on financial statements that have been audited by an independent registered public accounting firm. In preparing these financial statements and completing the customary quarterly review process, Comverge may discover information that differs from current expectations. Comverge cannot provide assurance that the actual results for the quarter ended June 30, 2011 will not differ materially from current expectations. The forward-looking statements in this release do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks associated with Comverge's business involving our products, the development and distribution of our products and related services, regulatory changes or grid operator rule changes, regulatory approval of our contracts, economic and competitive factors, our key strategic relationships, and other risks more fully described in our most recently filed form 10-Q. Comverge assumes no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By: /s/R. Blake Young
Name:    R. Blake Young
Title:    President and Chief Executive Officer
Dated: July 25, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated July 25, 2011 (filed herewith).